    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 17, 1998
                                                      REGISTRATION NO. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                ----------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                ----------------------

                          GASONICS INTERNATIONAL CORPORATION
                (Exact name of Registrant as specified in its charter)

                                ----------------------


                Delaware                                     94-2159729
    (State or other jurisdiction                           (I.R.S. Employer
  of incorporation or organization)                      Identification Number)

                                2540 JUNCTION AVENUE
                           SAN JOSE, CALIFORNIA 95134-1909
                 (Address of principal executive offices) (zip code)

                                ----------------------

                          GASONICS INTERNATIONAL CORPORATION
                        1994 STOCK OPTION/STOCK ISSUANCE PLAN
                               (Full Title of the Plans)

                                ----------------------

                                    Monte M. Toole
                          CHAIRMAN OF THE BOARD OF DIRECTORS
                          GASONICS INTERNATIONAL CORPORATION
                2540 JUNCTION AVENUE, SAN JOSE, CALIFORNIA 95134-1909
                                    (408) 570-7400
            (Telephone number, including area code, of agent for service)

                                ----------------------

                           CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                Proposed maximum     Proposed maximum
Title of securities to       Amount to be        offering price          aggregate          Amount of
    be registered            registered(1)        per share(2)       offering price(2)   registration fee
Common Stock, $0.001
par value                      400,000              $10.81               $4,324,000         $1,275.58
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the GaSonics International Corporation 1994 Stock Option/Stock Issuance Plan by reason of any stock dividend, stock split, recapitalization or any other similar transaction without Registrant's receipt of consideration which results in an increase in the number of outstanding shares of Common Stock of GaSonics International Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of GaSonics International Corporation on April 13, 1998, as reported on the Nasdaq National Market.

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

          GaSonics International Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

          (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 3, 1997;

          (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1997 filed with the Commission on February 10, 1997; and

          (c) The Registrant's Registration Statement No. 0-23372 on Form 8-A filed with the Commission on February 4, 1994 pursuant to
               Section 12 of the Securities Exchange Act of 1934 (the "1934 Act"), together with Amendment No. 1 to the Form 8-A filed with the Commission on March 9, 1994, which describes the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

          All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

          Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which is also deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES

          Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

          Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Section 145 of the Delaware General Corporation Law, the Registrant has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the "1933 Act"). The Registrant's Bylaws (the "Bylaws") provide that the Registrant shall indemnify its directors and officers if such officer or director acted (i) in good faith,
(ii) in a manner reasonably believed to be in or not opposed to the best interests of the Registrant, and (iii) with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.
The Registrant believes that indemnification under its Bylaws covers at least negligence and gross negligence, and requires the Registrant to advance litigation expenses in the case of stockholder derivative actions or other actions, against an undertaking by the directors and officers to repay such advances if it is ultimately determined that the director is not entitled to indemnification. The Bylaws further provide that rights conferred under such Bylaws shall not be deemed to be exclusive of any other right such persons may have or acquire under any agreement, vote of stockholders or disinterested directors, or otherwise.

     In addition, the Registrant's Certificate of Incorporation (the "Certificate of Incorporation") provides that, pursuant to Delaware law, none of its directors shall be liable for monetary damages for breach of his or her fiduciary duty of care to the Registrant and its stockholders. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Certificate of Incorporation further provides that the Registrant shall indemnify its directors and officers to the fullest extent permitted by law and requires the Registrant to advance litigation expenses in the case of stockholder derivative actions or other actions, against an undertaking by the director to repay such advances if it is ultimately determined that the director is not entitled to indemnification. The Certificate of Incorporation also provides that rights conferred under such Certificate of Incorporation shall not be deemed to be exclusive of any other right such persons may have or acquire under any statute, the Certificate of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

     The Registrant has obtained a liability insurance policy for the officers and directors that, subject to certain limitations, terms and conditions, will insure them against losses arising from wrongful acts (as defined by the policy) in their capacity as directors or officers.

     In addition, the Registrant has entered into agreements to indemnify its directors and certain of its officers in addition to the indemnification provided for in the Certificate of Incorporation and Bylaws. These agreements, among other things, indemnify the Registrant's directors and certain of its officers for certain expenses (including attorneys fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of the Registrant, on account of services as a director or officer of the Registrant or as a director or officer of any subsidiary of the Registrant, or as a director or officer of any other company or enterprise that the person provides services to at the request of the Registrant.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

            Not Applicable.

Item 8.  EXHIBITS

Exhibit
Number      Exhibit
-------     -------

  4         Instruments Defining Rights of Stockholders.  Reference is made to Registrant's Registration Statement No. 0-23372 on Form 8-A,
            including the exhibits thereto, and Amendment No. 1 thereto, which are incorporated herein by reference pursuant to Item 3(c)
            of this Registration Statement.
  5         Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1      Consent of Arthur Andersen LLP, Independent Auditors.
  23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in
            Exhibit 5.
  24        Power of Attorney.  Reference is made to page II-5 of this
            Registration Statement.
  99.1      GaSonics International Corporation 1994 Stock Option/Stock
            Issuance Plan (as amended and restated effective January 20,
            1998).


                                       II-2.

  99.2      Form of Notice of Grant of Stock Option.
  99.3*     Form of Stock Option Agreement.
  99.4*     Form of Addendum to Stock Option Agreement (Financial
            Assistance).
  99.5*     Form of Addendum to Stock Option Agreement (Limited Stock
            Appreciation Right).
  99.6*     Form of Addendum to Stock Option Agreement (Involuntary
            Termination).
  99.7*     Form of Addendum to Stock Option Agreement (Special Tax
            Elections).
  99.8**    Form of Notice of Grant of Stock Option (Non-Employee Director -
            Initial Grant).
  99.9**    Form of Notice of Grant of Stock Option (Non-Employee Director -
            Subsequent Grant).
  99.10     Form of Stock Option Agreement (Non-Employee Director - Initial
            Grant).
  99.11     Form of Stock Option Agreement (Non-Employee Director - Annual
            Grant).
  99.12*    Form of Stock Issuance Agreement.
  99.13*    Form of Addendum to Stock Issuance Agreement (Involuntary
            Termination).
  99.14*    Form of Addendum to Stock Issuance Agreement (Special Tax
            Elections).

  * Exhibits 99.3 through 99.7 and 99.12 through 99.14 are incorporated herein by reference to Exhibits 99.3 through 99.7 and 99.11 through 99.13, respectively, to Registrant's Registration Statement No. 33-76698 on Form S-8 filed with the SEC on March 21, 1994.

  **  Exhibits 99.8 and 99.9 are incorporated herein by reference to Exhibits
99.8 and 99.9, respectively, to Registrant's Registration Statement No. 333-01948 on Form S-8 filed with the SEC on March 5, 1996.

Item 9.  UNDERTAKINGS

          A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"), (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; PROVIDED, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into the Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1994 Stock Option/Stock Issuance Plan.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnity provisions summarized in Item 6 above or otherwise, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a


                                       II-3.

director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act, and will be governed by the final adjudication of such issue.


                                       II-4.

                                    SIGNATURES

          Pursuant to the requirements of the 1933 Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on April 15, 1998.

                              GASONICS INTERNATIONAL CORPORATION

                              By:  /s/ Dave Toole
                                   ------------------------------------------
                                   Dave Toole, Chief Executive Officer
                                   and President


                                  POWER OF ATTORNEY
                                  -----------------

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned officers and directors of GaSonics International Corporation, a Delaware corporation, do hereby constitute and appoint Monte M. Toole and Dave Toole, and each of them, the lawful attorneys-in-fact and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the 1933 Act, and any rules or regulations or requirements of the Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or to amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

          Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                          TITLE                              DATE
        ---------                          -----                              ----
/s/ Monte M. Toole               Chairman of the Board of Directors        April 15, 1998
----------------------------
Monte M. Toole


                                       II-5.


/s/ Dave Toole                   Chief Executive Officer, President        April 15, 1998
----------------------------     and Director
Dave Toole                       (Principal Executive Officer)

/s/ Terry R. Gibson              Vice President, Finance                   April 15, 1998
----------------------------     and Chief Financial Officer
Terry R. Gibson                  (Principal Financial and Accounting
                                 Officer)

/s/ Kenneth L. Schroeder         Director                                  April 15, 1998
----------------------------
Kenneth L. Schroeder


/s/ F. Joseph Van Poppelen       Director                                  April 15, 1998
----------------------------
F. Joseph Van Poppelen

                                       II-6.

                          SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C.



                                       EXHIBITS

                                          TO

                                       FORM S-8

                                        UNDER

                                SECURITIES ACT OF 1933


                          GASONICS INTERNATIONAL CORPORATION

                                    EXHIBIT INDEX

Exhibit
Number      Exhibit
-------     -------

  4         Instruments Defining Rights of Stockholders.  Reference is made to Registrant's Registration Statement No. 0-23372 on Form 8-A,
            including the exhibits thereto, and Amendment No. 1 thereto, which are incorporated herein by reference pursuant to Item 3(c)
            of this Registration Statement.
  5         Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1      Consent of Arthur Andersen LLP, Independent Auditors.
  23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in
            Exhibit 5.
  24        Power of Attorney.  Reference is made to page II-5 of this
            Registration Statement.
  99.1      GaSonics International Corporation 1994 Stock Option/Stock
            Issuance Plan (as amended and restated effective January 20,
            1998).
  99.2      Form of Notice of Grant of Stock Option.
  99.3*     Form of Stock Option Agreement.
  99.4*     Form of Addendum to Stock Option Agreement (Financial
            Assistance).
  99.5*     Form of Addendum to Stock Option Agreement (Limited Stock
            Appreciation Right).
  99.6*     Form of Addendum to Stock Option Agreement (Involuntary
            Termination).
  99.7*     Form of Addendum to Stock Option Agreement (Special Tax
            Elections).
  99.8**    Form of Notice of Grant of Stock Option (Non-Employee Director -
            Initial Grant).
  99.9**    Form of Notice of Grant of Stock Option (Non-Employee Director -
            Subsequent Grant).
  99.10     Form of Stock Option Agreement (Non-Employee Director - Initial
            Grant).
  99.11     Form of Stock Option Agreement (Non-Employee Director - Annual
            Grant).
  99.12*    Form of Stock Issuance Agreement.
  99.13*    Form of Addendum to Stock Issuance Agreement (Involuntary
            Termination).
  99.14*    Form of Addendum to Stock Issuance Agreement (Special Tax
            Elections).

  * Exhibits 99.3 through 99.7 and 99.12 through 99.14 are incorporated herein by reference to Exhibits 99.3 through 99.7 and 99.11 through 99.13, respectively, to Registrant's Registration Statement No. 33-76698 on Form S-8 filed with the SEC on March 21, 1994.

  **  Exhibits 99.8 and 99.9 are incorporated herein by reference to Exhibits
99.8 and 99.9, respectively, to Registrant's Registration Statement No. 333-01948 on Form S-8 filed with the SEC on March 5, 1996.